UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2004

TEXAS ROADHOUSE, INC.

 (Exact Name of Registrant as specified in Charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6040 Dutchmans Lane, Suite 400		40205
(Address of principal executive offices)		(Zip code)

(502)426-9984

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On November 11, 2004, Texas Roadhouse, Inc. (the “Company”) issued a press release, announcing its financial results for the quarter ended September 28, 2004.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

                The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(C)           EXHIBITS

                99.1 Press Release dated November 11, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: November 11, 2004	By	/s/ G. J. Hart
G. J. Hart
President & CEO

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by the Company on November 11, 2004.